Property and Equipment	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Property, Plant and Equipment [Abstract]
Property and Equipment
5.	Property and Equipment
Property and equipment, net consisted of the following (in thousands):

	As of June 30, 2026	As of December 31, 2025
Lab equipment	$2,641	$4,373
Computers and software	903	896
Leasehold improvements	51	1,054
Furniture and fixtures	—	1,853

Total property and equipment	3,595	8,176
Less accumulated depreciation and amortization	3,498	4,960

Property and equipment, net	$97	$3,216

Depreciation and amortization expense related to property and equipment was $1.3 million and $1.5 million for the three and six months ended June 30, 2026, respectively, and $0.3 million and $0.6 million for the three and six months ended June 30, 2025, respectively.
In connection with the termination of the Company’s headquarters lease effective May 31, 2026 (see Note 7—Lease Agreements), the Company shortened the estimated useful lives of the leasehold improvements at that facility to coincide with the termination date. This change in estimate resulted in additional depreciation expense of approximately $0.8 million during the three and six months ended June 30, 2026.
Separately, in connection with the Merger and the Company’s decision to wind down its research and development activities, the Company reassessed the estimated useful lives of certain property and equipment that are no longer expected to be used over their previously estimated service periods. As a result of shortening these useful lives, the Company recognized additional accelerated depreciation of approximately $0.3 million during the three and six months ended June 30, 2026, which is included in operating expenses in the condensed statements of operations and comprehensive loss.
In connection with the same facility exit, the Company determined that certain furniture and fixtures and laboratory equipment located at the facility would not be relocated and would be disposed of. The Company concluded these circumstances indicated that the carrying amounts of the affected assets may not be recoverable and, as the assets were not expected to generate future cash flows, wrote them down to their estimated fair value. The Company recognized impairment losses of $1.4 million on furniture and fixtures and $0.2 million on laboratory equipment, totaling $1.6 million, for the three and six months ended June 30, 2026, of which approximately $1.1 million was recorded in research and development expense and approximately $0.5 million was recorded in general and administrative expense in the condensed statements of operations and comprehensive loss. No impairment losses were recognized for the three and six months ended June 30, 2025.

5.	Property and Equipment
Property and equipment, net consisted of the following (in thousands):

	As of December 31,
	2025	2024
Lab equipment	$4,373	$4,338
Computers and software	896	895
Leasehold improvements	1,054	981
Furniture and fixtures	1,853	1,816

Total property and equipment	8,176	8,030
Less accumulated depreciation and amortization	4,960	3,709

Property and equipment, net	$3,216	$4,321

Depreciation and amortization expense related to property and equipment was $1.3 million and $1.1 million for the years ended December 31, 2025 and 2024, respectively.